Exhibit 32.2
TEXTRON INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Textron Inc. (the "Company") on Form 10-Q for the period ended June 28, 2025 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Rosenberg, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	July 24, 2025	/s/ David Rosenberg
David Rosenberg Executive Vice President and Chief Financial Officer